                                                                    Exhibit 23.1
                                                                    ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 of our report dated January 24, 2000 relating to the financial statements, which appears in Irwin Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Cincinnati, Ohio
November 15, 2000